SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): July 15, 1999



                               EGAN SYSTEMS, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   2-95836-NY
                            ------------------------
                            (Commission file number)

            Delaware                                   13-3250816
--------------------------------         ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
  incorporation)


                  1501 Lincoln Avenue, Holbrook, New York 11741
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (516) 588-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On July 15, 1999, the Company received a written notice from Brian Murphy stating that he had resigned as a director effective July 13, 1999. The Company knows of no disagreements on material matters with this director.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EGAN SYSTEMS, INC.


                                    By:   /s/ Edward Egan
                                        -------------------------------------
                                          Edward Egan
                                          President & Chief Financial Officer


Date: July 27, 1999